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                                                                   EXHIBIT 10.18

[LOGO]  PUBLIC NOTICE
        FEDERAL COMMUNICATIONS COMMISSION
        445 12th STREET S.W.
        WASHINGTON D.C. 20554
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        News media information 202-418-0550
        Fax-On-Demand 202-418-2830; Internet: http://www.fcc.gov
        (or ftp.fcc.gov)
        TTY (202) 418-2555

Report No. TEL-00152S                                    Friday October 29, 1999

           STREAMLINED INTERNATIONAL APPLICATIONS ACCEPTED FOR FILING

   SECTION 214 APPLICATIONS (47 C.F.R. SECTION 63.13): CABLE LANDING LICENSE APPLICATIONS (47 C.F.R. SECTION 1.767) REQUESTS TO AUTHORIZE SWITCHED SERVICES
    OVER PRIVATE LINES (47 C.F.R. SECTION 63.16), SECTION 310(B)(4) REQUESTS

Unless otherwise specified, the following procedures apply to the applications listed below:

The International Section 214 applications listed below have been found, upon initial review, to be acceptable for filing and subject to the streamlined processing procedures set forth in Section 63.12 of the Commission's rules, 47 C.F.R. Section 63.12. These applications are for authority under Section 214 of the Communications Act, 47 U.S.C. Section 214 (a) to transfer control of an authorized carrier or to assign a carrier's existing authorization; and/or (b) to become a facilities-based international common carrier; and/or (c) to become a resale-based international common carrier.

Pursuant to Section 63.12 of the rules, these Section 214 applications will be granted 14 days after the date of this public notice (see 47 C.F.R. Section 1.4 regarding computation of time), and the applicant may commence operations on the 15th day, unless the Commission has informed the applicant in writing, within 14 days after the date of this public notice, that the application, on further examination, has been deemed ineligible for streamlined processing.

Communications between outside parties and Commission staff concerning these applications are permitted subject to the Commission's rules for "permit-but-disclose proceedings." See 47 C.F.R. Section 1.1206. An application can be removed from streamlined processing only in the sound discretion of Commission staff. The filing of comments or a petition to deny will not necessarily result in an application being deemed ineligible for streamlined processing.

The petitions for declaratory ruling listed below are (1) for authority under
Section 310(b)(4) of the Communications Act, 47 U.S.C. Section 310(b)(4), to exceed the 25 percent foreign ownership benchmark applicable to common carrier radio licensees, or (2) under Section 63.16 of the rules, to add a foreign market to the list of markets for which carriers may provide switched services over private lines. The requested rulings will be granted 14 days after the date of this public notice, effective the next day, unless the application is formally opposed or the Commission has informed the applicant in writing, within 14 days of the date of this public notice, that the application, on further examination, has been deemed ineligible for streamlined processing. For this purpose, a formal opposition shall be sufficient only if it is received by the Commission and by the applicant within 14 days of the date of this public notice and its caption and text make it unmistakably clear that it is intended to be a formal opposition.

Copies of all applications listed here are available for public inspection in the FCC Office of Public Affairs Reference and Information Center, located in room CY-A257 at the Portals 2 building, 445 12th Street SW, Washington DC 20554. The center can be contacted at (202) 418-0270. All applications listed are subject to further consideration and review, and may be returned and/or dismissed if not found to be in accordance with the Commission's rules, regulations, and other requirements.

We request that comments on any of these applications refer to the application file number shown below.

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ITC-214-19990690-00544             SPACE COAST COMMUNICATIONS, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19990920-00698             CONGEE COMMUNICATIONS CORPORATION
International Telecommunications Certificate
Service(s):    Global or Limited Global Facilities-Based AND Resale Service
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991008-00624             INFINITY INTERACTIVE, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Facilities-Based AND Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991018-00650             NETLOJIX TELECOM, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Facilities-Based AND Resale Service
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991019-00660             RICHMOND CONNECTIONS, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Facilities-Based AND Resale Service
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991019-00661             PEAK COMMUNICATIONS, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Facilities-Based AND Resale Service
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991020-00683             OMNITRON COMMUNICATIONS, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991021-00649             OPENPOP.COM, INC.
International Telecommunications Certificate
Service(s):    Global or Limited Global Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-224-19991021-00650             WINCEL CELLULAR CORPORATION (d/b/a GREAT
                                   LAKES COMNET 1)
International Telecommunications Certificate
Service(s):    Global or Limited Global Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991021-0685           AMCOM
International Telecommunications Certificate
Service(s):    Global or Limited Global Facilities-Based AND Resale Service
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991021-00666          TDS INCORPORATED
International Telecommunications Certificate
Service(s):    Global or Limited Global Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-214-19991021-00667          TDS TECHNOLOGIES INCORPORATED
International Telecommunications Certificate
Service(s):    Global or Limited Global Resale Service
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
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ITC-T/C-19991018-00664          MATRIX TELECOM, INC.
Transfer of Control
FROM: MATRIX TELECOM, INC.
TO:   ENERGY TRACS ACQUISITION CORP.
Application for Consent to Transfer Control of Matrix Telecom, Inc. from ETAC and Netlojix Communications, Inc. to Energy TRACS Acquisition Corp.
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INFORMATIVE
ITC-214-19990816-00577          HERMES EUROPE RAILTEL B.V.

Hermes Europe Railtel B.V. et al., filed an application on August 16, 1999 for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules between the United States and Hungary, Poland, Czech Republic, Romania, Monaco, Ukraine, Kazakhstan, Uzbekistan, Azerbajain, China and India. The application was placed on public notice on September 29, 1999. By public notice of October 13, 1999, the International Bureau removed from streamlined processing the portion of the application that seeks to provide service on the U.S.-Russia route. The remainder of the application was granted on October 13, 1999.
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REMINDERS:

Applicants must certify that neither the applicant nor any party to the application is subject to a denial of federal benefits by federal and/or state courts under authority granted in 21 U.S.C. Section 862. See 47 C.F.R Sections 1.2001-2003.

The Commission most recently amended its rules applicable to international telecommunications common carriers in IB Docket No. 98-118. Review of International Common Carrier Regulations, FCC 99-51, released March 23, 1999, 64 Fed. Reg. 19.057 (Apr. 19, 1999). An updated version of Section 63.09-24 of the rules, and other related sections, is available at http://www.fee.gov/ib/td/pf/telecomrules.html.